Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 13 – Commitments and Contingencies

Commitments

Operating Leases

We have non-cancellable operating leases for cell sites, switch sites, retail stores and office facilities with contractual terms expiring through 2027. The majority of cell site leases have an initial non-cancelable term of five to ten years with several renewal options. In addition, we have operating leases for dedicated transportation lines with varying expiration terms through 2024. Our commitments under these leases are approximately $2.4 billion in 2018, $4.1 billion in total for 2019 and 2020, $2.7 billion in total for 2021 and 2022 and $2.3 billion in total for years thereafter.

As of December 31, 2017, we were contingently liable for future ground lease payments related to the tower obligations. These contingent obligations are not included in the above table as the amounts due are contractually owed by CCI based on the subleasing arrangement. See Note 8 – Tower Obligations for further information.

Total rent expense under operating leases, including dedicated transportation lines, was $2.9 billion, $2.8 billion and $2.8 billion for the years ended December 31, 2017, 2016 and 2015, respectively, and is classified as Cost of services and Selling, general and administrative in our Consolidated Statements of Comprehensive Income.

In February 2018, we extended the leases related to our corporate headquarters facility. These agreements will increase our minimum lease payments by approximately $400 million in the aggregate.

Purchase Commitments

We have commitments for non-dedicated transportation lines with varying expiration terms through 2028. In addition, we have commitments to purchase spectrum licenses, wireless devices, network services, equipment, software, marketing sponsorship agreements and other items in the ordinary course of business, with various terms through 2028. These amounts are not reflective of our entire anticipated purchases under the related agreements, but are determined based on the non-cancelable quantities or termination amounts to which we are contractually obligated.

We have contractual obligations to purchase certain goods and services from various other parties. Our purchase obligations are approximately $2.1 billion in 2018, $2.2 billion in total for 2019 and 2020, $1.5 billion in total for 2021 and 2022 and $1.0 billion in total for years thereafter.

In September 2017, we entered into a UPA to acquire the remaining equity in IWS, a 54% owned unconsolidated subsidiary, for a purchase price of $25 million. In January 2018, we closed on the purchase agreement and received the IWS spectrum licenses, among other assets. See Note 5 - Goodwill, Spectrum Licenses and Other Intangible Assets for further information.

On January 22, 2018, we completed our acquisition of television innovator Layer3 TV for consideration of approximately $325 million, subject to customary working capital and other post-closing adjustments. Upon closing of the transaction, Layer3 TV became a wholly-owned consolidated subsidiary. This transaction represents an opportunity for us to acquire a unique and complementary service and represents a progression in our video strategy, which began with Binge On, was strengthened with Netflix On Us, and will expand further with Layer3 TV’s management, technology, and content relationships which will enable us to bring the Un-carrier philosophy to video.

Our first-quarter 2018 operating results will include the results of Layer3 TV from the date of acquisition. Our consolidated balance sheet will include the assets and liabilities of Layer3 TV, such as intangibles assets acquired, which are being appraised by a third-party and include various assumptions in determining fair value.

Renewable Energy Purchase Agreements

In January 2017, T-Mobile USA entered into a REPA with Red Dirt Wind Project, LLC. The agreement is based on the expected operation of a wind energy-generating facility located in Oklahoma and will remain in effect until the twelfth anniversary of the facility’s entry into commercial operation. The facility began commercial operations in January 2018. The REPA consists of two components: (1) an energy forward agreement that is net settled based on energy prices and the energy output generated by the facility and (2) a commitment to purchase the renewable energy credits (“RECs”) associated with the energy output generated by the facility. T-Mobile USA will net settle the forward agreement and acquire the RECs monthly by paying, or receiving, an aggregate net payment based on two variables (1) the facility’s energy output, which has an estimated maximum capacity of approximately 160 megawatts and (2) the difference between (a) an initial fixed price, subject to annual escalation, and (b) current local marginal energy prices during the monthly settlement period. We have determined that the REPA does not meet the definition of a derivative because the expected energy output of the facility may not be reliably estimated (the arrangement lacks a notional amount). The REPA does not contain any unconditional purchase obligations because amounts under the agreement are not fixed and determinable. Our participation in the REPA did not require an upfront investment or capital commitment. We do not control the activities that most significantly impact the energy-generating facility nor do we receive specific energy output from it. No amounts were settled under the agreement during the year ended December 31, 2017.

In August 2017, T-Mobile USA entered into a REPA with Solomon Forks Wind Project, LLC. The agreement is based on the expected operation of a wind energy-generating facility located in Kansas and will remain in effect until the fifteenth anniversary of the facility’s entry into commercial operation. Commercial operation of the facility is expected to occur by the end of 2018. The REPA consists of two components: (1) an energy forward agreement that is net settled based on energy prices and the energy output generated by the facility and (2) a commitment to purchase the environmental attributes (“EACs”) associated with the energy output generated by the facility. T-Mobile USA will net settle the forward agreement and acquire the EACs monthly by paying, or receiving, an aggregate net payment based on two variables (1) the facility’s energy output, which has an estimated maximum capacity of approximately 160 megawatts and (2) the difference between (a) an initial fixed price, subject to annual escalation, and (b) current local marginal energy prices during the monthly settlement period. We have determined that the REPA does not meet the definition of a derivative because the expected energy output of the facility may not be reliably estimated (the arrangement lacks a notional amount). The REPA does not contain any unconditional purchase obligations because amounts under the agreement are not fixed and determinable. Our participation in the REPA did not require an upfront investment or capital commitment. We do not control the activities that most significantly impact the energy-generating facility nor do we receive specific energy output from it. No amounts were settled under the agreement during the year ended December 31, 2017.

Contingencies and Litigation

We are involved in various lawsuits, claims, government agency investigations and enforcement actions, and other proceedings (“Litigation Matters”) that arise in the ordinary course of business, which include claims of patent infringement (most of which are asserted by non-practicing entities primarily seeking monetary damages), class actions, and proceedings to enforce FCC rules and regulations. The Litigation Matters described above have progressed to various stages and some of them may proceed to trial, arbitration, hearing or other adjudication that could result in fines, penalties, or awards of monetary or injunctive relief in the coming 12 months, if they are not otherwise resolved. We have established an accrual with respect to certain of these matters, where appropriate, which is reflected in the consolidated financial statements but that we do not consider, individually or in the aggregate, material. An accrual is established when we believe it is both probable that a loss has been incurred and an amount can be reasonably estimated. For other matters, where we have not determined that a loss is probable or because the amount of loss cannot be reasonably estimated, we have not recorded an accrual due to various factors typical in contested proceedings, including but not limited to: uncertainty concerning legal theories and their resolution by courts or regulators; uncertain damage theories and demands; and a less than fully developed factual record. While we do not expect that the ultimate resolution of these proceedings, individually or in the aggregate, will have a material adverse effect on our financial position, an unfavorable outcome of some or all of these proceedings could have a material adverse impact on results of operations or cash flows for a particular period. This assessment is based on our current understanding of relevant facts and circumstances. As such, our view of these matters is subject to inherent uncertainties and may change in the future.